EVERGREEN KEYSTONE
                                   LONG TERM
                                   BOND FUNDS

                               1997 ANNUAL REPORT

                (Logo of Evergreen Keystone Funds appears here)

                                EVERGREEN KEYSTONE
(Pine cone logo appears here)

                               TABLE OF CONTENTS

Letter to Shareholders.................................     1
Keystone Strategic Income Fund
     Fund at a Glance..................................     2
     Management Report.................................     3
Evergreen U.S. Government Fund
     Fund at a Glance..................................     4
     Management Report.................................     5
Growth of Investments..................................     6
Financial Highlights
     Keystone Strategic Income Fund....................     7
     Evergreen U.S. Government Fund....................    10
Schedule of Investments
     Keystone Strategic Income Fund....................    12
     Evergreen U.S. Government Fund....................    17
Statements of Assets and Liabilities...................    18
Statements of Operations...............................    19
Statements of Changes in Net Assets....................    21
Combined Notes to Financial Statements.................    23
Independent Auditors' Report...........................    30

                            ABOUT EVERGREEN KEYSTONE

Since 1971, the Evergreen Funds have been providing investors with a proven, value-driven approach to equity investment management. For over 60 years of changing economic conditions, Keystone has taken pride in helping investors meet their financial goals through a broad range of financial products and services. Combined, Evergreen Keystone offers over 70 funds designed to meet a broad range of objectives, including fixed-income, balanced, growth and income, and aggressive growth. Assets under management total more than $30 billion.

                                EVERGREEN KEYSTONE
                                                  (Pine cone logo appears here)

                             LETTER TO SHAREHOLDERS
                                   June 1997

                     (Photo of William M. Ennis appears here)

                                WILLIAM M. ENNIS

Dear Shareholders:

The past year has been a time when the most effective fixed income investment strategies have been those that emphasized the coupon rates paid by the bonds. Attempts to guess interest rate movements or foreign currency gains have tended to be less successful. The economy has been strong-- witness the 4.7% inflation-adjusted U.S. annualized growth rate for the fourth quarter of 1996 and the 5.6% annualized growth rate for the first quarter of 1997. Inflation has been contained, although the strong economic growth has sparked periodic fears of inflation and caused a great deal of short-term price fluctuations in the bond market. In fact, over the six months that ended on April 30, 1997, yields on the 30-year Treasury bond swung from a low of 6.35% to a high of 7.17%-- a very abrupt swing by historical standards. As of this writing, the Federal Reserve already has raised short-term rates by one-quarter of one percent, with most observers expecting another increase eventually.

In this environment, U.S. corporations have tended to do well, and investors have been well paid for holding corporate debt and focusing on income. In the U.S., lower-rated securities-- which are less interest-rate sensitive-- tended to do better than higher-rated securities. This meant high yield or "junk" bonds outperformed investment grade corporate bonds and mortgage-backed securities, which in turn outperformed U.S. Treasury Bonds. Strategies that emphasized investments in foreign markets tended to suffer-- unless investments were hedged back into the U.S. dollar. The strength of the U.S. dollar tended to undercut the returns generated in currencies denominated in foreign currencies-- particularly the Japanese yen.

History has shown, however, that you can't make good investment decisions by looking in the rear-view mirror. Should economic growth in the U.S. slow dramatically, and interest rates peak and then start to decline, the investment strategies that worked best during the past 12 months may not necessarily be the best for the next 12 months. This is why a diversified portfolio-- in which the investors balance the type of risks they take-- makes sense for many people. At Evergreen Keystone, we also believe it is important for investors to remain in close touch with their professional advisors for guidance on changing markets and strategies.

I am delighted to inform you that Evergreen Keystone successfully integrated all service functions of Evergreen and Keystone Funds in early May. This means that you now have full exchange privileges among all Evergreen and Keystone America funds. In addition, you will be receiving the top-flight shareholder service that earned Evergreen Keystone the 1996 Dalbar Quality Tested Service Seal, the highest award for mutual fund service presented by Dalbar, an independent mutual fund survey and rating firm.

In the following pages, Evergreen Keystone investment professionals will give you more detailed information about the investment environment and the strategies employed in managing your funds. You will notice that this annual report is a departure from past reports in format. It represents the effort of Evergreen Keystone Funds to provide honest, thoughtful reports and to present them in a format that is attractive and makes information easily accessible. We are very interested in hearing your thoughts on this new format, and we welcome any suggestions you may have.

                                  Sincerely,

                                  (Signature of William M. Ennis appears here)
                                  WILLIAM M. ENNIS
                                  MANAGING DIRECTOR

(Keystone Strategic Income Fund logo appears here)

                                     KEYSTONE
                              STRATEGIC INCOME FUND


                                FUND AT A GLANCE
                              As of April 30, 1997

ONE YEAR PERFORMANCE    CLASS A  CLASS B  CLASS C  CLASS Y
One year with sales
  charge                 4.08  %  3.48  %  7.49  %   N/A
One year w/o sales
  charge                 9.27     8.48     8.49      N/A
SEC 30-day yield
  w/sales charge1        7.02     6.66     6.61      N/A
Twelve month dividends
  per share             $0.54    $0.49    $0.49    $0.18  3

AVERAGE
ANNUAL RETURNS*         CLASS A  CLASS B  CLASS C  CLASS Y
Three years              3.38  %  3.47  %  4.26  %   N/A
Five years               8.44      N/A      N/A      N/A
Ten years                6.90      N/A      N/A      N/A
Life of class2           6.87     7.11     7.44      N/A
CUMULATIVE RETURNS*     CLASS A  CLASS B  CLASS C  CLASS Y
Nine months w/o sales
  charge                 6.80  %  6.06  %  6.07  %   N/A
Three years             10.47    10.77    13.33      N/A
Five years              49.95      N/A      N/A      N/A
Ten years               94.81      N/A      N/A      N/A
Life of class2          95.01    33.85    35.64    -2.87  %
*ALL RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES
  CHARGE
PORTFOLIO CHARACTERISTICS
Total net assets      $193.1 million
Average credit
  quality             BBB
Average maturity      6.5 years
Average duration      4.93 years
1SEC YIELD IS BASED ON THE FUND'S NET INVESTMENT INCOME
  OVER A 30-DAY PERIOD AND IS CALCULATED IN ACCORDANCE
  WITH SECURITIES AND EXCHANGE COMMISSION GUIDELINES.
2CLASS A SHARES COMMENCED INVESTMENT OPERATIONS ON
  4/14/87. CLASS B AND C SHARES WERE INTRODUCED ON
  2/1/93. CLASS Y SHARES WERE INTRODUCED ON 1/13/97.
3DIVIDENDS FOR CLASS Y ARE FOR THE PERIOD JANUARY 13,
  1997 TO APRIL 30, 1997.

PORTFOLIO QUALITY (AS A PERCENTAGE OF NET ASSETS)

(Pie chart appears here with the following information:)

AAA    34.2%
AA      2.0%
BBB     5.5%
Other  58.3%


OBJECTIVES
High current income from interest on debt securities. Secondarily, the Fund considers potential for growth of capital in selecting securities.

STRATEGY
The Fund seeks to meet its objectives by investing in three fixed-income asset classes: U.S. government and agency securities; high yield corporate bonds issued in the United States; and foreign bonds. The U.S. investments include a range of issues spanning virtually the entire quality spectrum, from the highest-quality government and agency obligations to high yielding bonds rated below investment-grade. The foreign portion consists primarily of high-quality securities issued by sovereign governments. Investing in foreign securities generally involves more risk than investing in a portfolio consisting solely of securities of domestic issuers. Fluctuations in foreign exchange rates pose an additional level of risk. Keystone Strategic Income Fund manages investment and currency risk by conducting extensive research of the countries and companies whose securities it buys and by hedging the foreign currency exposure, if needed.

PORTFOLIO MANAGEMENT TEAM

(Photo of Prescott Crocker appears here)

                  Senior Vice President and Head of the High Yield Bond Team, Prescott Crocker is portfolio manager of Keystone Strategic Income Fund. A Chartered Financial Analyst, Mr. Crocker has 25 years of senior-level investment experience. He is a graduate of Harvard College and holds an M.B.A. in international finance from Harvard Business School.

                                     KEYSTONE
                              STRATEGIC INCOME FUND

                            (Keystone Strategic Income Fund logo appears here)


                               MANAGEMENT REPORT
                                   June 1997

Dear Shareholders:

We are pleased to report to you on the activities of Keystone Strategic Income Fund for the fiscal period which ended April 30, 1997. You may recall you recently received a semi-annual report for the period ending January 31, 1997. We have changed your Fund's fiscal year, however, to end on April 30, 1997. This is part of an effort by Evergreen Keystone Funds to streamline fund administration. Funds with similar investment objectives are being placed on the same fiscal year cycle. The next report you will receive will be a semi-annual report for the period ending October 31, 1997. You should expect to receive it in December.

PERFORMANCE

Your Fund generated strong total returns for the nine-month period ending April 30, 1997. The overall performance reflected the favorable investment climates in each of the Fund's three asset classes. The high yield sector had the strongest performance during the period and helped to boost the overall total return. The results of U.S. government securities were generally lackluster, but stayed positive despite fluctuating interest rates. However, the Fund's European holdings denominated in non-U.S. currencies underperformed, due to the strength of the U.S. dollar. We have modified our hedging strategy to protect the portfolio more effectively. At this writing, 100% of the Fund's European holdings denominated in non-U.S. dollars is hedged.

UNPREDICTABLE MARKET

The investment environment was generally favorable during the period, with the economy growing moderately and many corporations reporting better-than-expected earnings growth. Consumer confidence was high, as was evidenced by strong retail sales and demand for stocks and high-yield bonds. Conversely, these positive fundamentals spurred fears of inflation and higher interest rates, resulting in pockets of significant turbulence during the period. The inflation concerns subsided when the Federal Reserve raised interest rates at the end of March.

STRATEGY

We have made some material adjustments to the Fund, primarily seeking to increase the portfolio's total return. We increased the weighting in the high yield area, as we believed this sector was fundamentally strong, attractively valued, and consistently in high demand during the period.

At the close of the period, the Fund had 33% of net assets in high yield bonds, versus 25% at the time of our last semiannual report dated January 31, 1997. The economic uncertainties in Europe combined with the strength of the U.S. dollar motivated us to reduce significantly our foreign currency exposure. We did this by reducing our European holdings and by hedging the remaining positions. In expectation of lower interest rates in the later part of 1997, we increased our positions in U.S. government and agency issues to represent 33.7% of the portfolio. Our overall optimism notwithstanding, we positioned the Fund's duration-- or sensitivity to interest rates-- conservatively, to help preserve the value of the portfolio during periods of volatility, which we believed would recur. Although the Fund's duration is generally in the range of 4-6 years, we adjusted it downward at fiscal year-end

PORTFOLIO ALLOCATIONS                                             APRIL 30, 1997
(AS A PERCENTAGE OF NET ASSETS)

(Pie chart appears here with the following information:)

Corporate debt       33.3%
Foreign bonds        26.3%
Mortgage-backed      21.2%
U.S. Treasury        11.3%
Other assets and
  liabilities (net)   4.6%
Short-term
 investments          3.3%

to 4.9 years to guard against potential interest-rate volatility in the short-term.

OUTLOOK

We are confident that we could see substantially better markets in the following months after a potential period of interest rate fluctuations in the short run. The economy responded favorably to the interest rate hike in March and we think that economic growth will continue to moderate.

We are bullish on the high yield sector, given the continuing apparent good health of U.S. corporations and the strong demand from investors seeking higher yields.

With regard to the Fund's foreign holdings, we think the U.S. dollar may continue to be strong. Economic uncertainty surrounds the forming of the European Monetary Union (EMU) in 1999, as indicated by the turbulence in the markets following the Socialist victory in the French elections. This uncertainty may continue to pressure European currencies, but provide investment opportunities for the Fund in Italian, Spanish, and Swedish bonds as the outlying markets continue to converge on the stronger core German market.

Emerging market bonds have been very attractive relative to U.S. treasuries and we believe this will continue. These trends reflect the growing confidence of investors in the viability and creditworthiness of developing economies.

Thank you for your support of Keystone Strategic Income Fund.

Sincerely,

(Signature of Albert H. Elfner, III appears here)

ALBERT H. ELFNER, III
CHAIRMAN
Keystone Investment Management Company

(Signature of Prescott Crocker appears here)

PRESCOTT CROCKER
SENIOR VICE PRESIDENT
Keystone Investment Management Company

                                    EVERGREEN
                              U . S. GOVERNMENT FUND

(Evergreen U.S. Government Fund logo appears here)

                                FUND AT A GLANCE
                              As of April 30, 1997

ONE YEAR PERFORMANCE    CLASS A  CLASS B  CLASS C  CLASS Y
One year with sales
  charge                 1.32  %  0.60  %  4.58  %  6.63  %
One year w/o sales
  charge                 6.37     5.58     5.58     6.63
SEC 30-day yield1 with
  sales charge           6.13     5.37     5.36     6.38
Twelve month dividends
  per share             $0.62    $0.55    $0.55    $0.65

AVERAGE
ANNUAL RETURNS          CLASS A  CLASS B  CLASS C  CLASS Y
Three years              5.04  %  5.10  %   N/A     7.02  %
Life of class2           4.30     4.42     6.18  %  4.75
ALL RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE


CUMULATIVE RETURNS      CLASS A  CLASS B  CLASS C  CLASS Y
Ten months w/o sales
  charge                 5.30  %  4.65  %  4.65  %  5.52  %
Three years             15.90    16.10      N/A    22.58
Life of class2          19.84    20.45    17.33    18.67
PORTFOLIO CHARACTERISTICS
Total net assets        $287.8 million
Average credit quality  AAA
Average maturity        8.65 years
Average duration        4.27 years
1SEC YIELD IS BASED ON THE FUND'S NET INVESTMENT INCOME
  OVER A 30-DAY PERIOD AND IS CALCULATED IN ACCORDANCE
  WITH SECURITIES AND EXCHANGE COMMISSION GUIDELINES.
2CLASS A AND B SHARES WERE INTRODUCED ON 1/11/93. CLASS C
  SHARES WERE INTRODUCED ON 9/2/94. CLASS Y SHARES WERE
  INTRODUCED ON 9/2/93.

PORTFOLIO COMPOSITION                                             APRIL 30, 1997
(AS A PERCENTAGE OF NET ASSETS)

(Pie chart appears here with the following information:)

Mortgage-back
  securities           53.6%
U.S. Treasury
  obligations          44.7%
Repurchase
  Agreements           0.7%
Other assets and
  liabilities          1.0%


OBJECTIVE
A high level of current income consistent with stability of principal.

STRATEGY
The Fund seeks to meet its objectives by investing in debt instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund may also invest in mortgage-backed securities, which represent ownership interests in mortgage pools of U.S. government agencies, such as Federal Home Loan Mortgage Corporation and Government National Mortgage Association. Other investments may include asset-backed securities, for which automobile and credit card receivables are the most common collateral. Up to 20% of net assets may be invested in collateralized mortgage obligations (CMOs), and other debt securities considered appropriate. The Fund's net asset value is not insured and is likely to fluctuate according to changes in interest rates. Experienced professional management seeks to ensure broad diversification of issues and maturities, helping to maximize opportunities and minimize the risks of changing interest rates.

PORTFOLIO MANAGEMENT TEAM


(Photo of Rollin C. Williams appears here)

                  Rollin C. Williams, a Vice President and Senior Fixed Income Portfolio Manager of First Union Capital Management Group, is portfolio manager of Evergreen U.S. Government Fund. An investment professional with more than 27 years of banking and investment management experience, he is responsible for the management of over $2.1 billion in fixed income portfolios. Mr. Williams is a Chartered Financial Analyst, and holds a B.B.A. from Milton College as well as graduate studies from University of Nebraska, Omaha. He is a member of the Association for Investment Management and Research and the North Carolina Society of Financial Analysts. Before joining First Union, Mr. Williams was the head of fixed-income investments at Dominion Trust Company in Roanoke, Va. Mr. Williams has been with First Union since 1993 when Dominion was acquired by First Union National Bank.

                                    EVERGREEN
                              U . S. GOVERNMENT FUND

                             (Evergreen U.S. Government Fund logo appears here)

                               MANAGEMENT REPORT
                                   June 1997

Dear Shareholders:
We are pleased to present the annual report for the Evergreen U.S. Government Fund for the fiscal period which ended April 30, 1997. You may recall that you recently received a semi-annual report for the period which ended December 31, 1996. We have changed your Fund's fiscal year, however, to end on April 30, 1997. This is part of an effort by Evergreen Keystone Funds to streamline and increase the efficiency of fund administration. Funds with similar investment objectives are being placed on the same fiscal year cycle. The next report you will receive will be a semi-annual report for the period ending October 31, 1997. You should expect to receive it in December.

PERFORMANCE

Evergreen U.S. Government Fund performed very well during the period. In fact, Class Y shares completed the period with top-quartile, 12-month performance among the 175 funds in the U.S. Government Bond Fund Category of Lipper Analytical Services, Inc., an independent mutual fund ranking service.

We attribute the Fund's solid performance during this period both to strong duration management during a period when interest rates fluctuated dramatically, and to an emphasis on mortgage-backed securities.

INVESTMENT CLIMATE

Throughout the 12-month period, U.S. economic growth remained extremely strong, as evidenced by the inflation-adjusted annualized growth rate of 5.6% in the first quarter of 1997. This strong growth, however, has made the financial markets wary of any signs of inflationary pressure. After hitting a low point in late November, 1996, interest rates began rising in anticipation of potential Federal Reserve Board action to raise short-term rates to head off potential inflation. In fact on March 25, the Federal Reserve Board raised the key Federal Funds Rate by one-quarter of one percent, indicating it was concerned that strong economic growth was "increasing the risk of inflationary imbalances."

Going forward, the financial markets continue to focus on any emerging information that could suggest inflationary pressure and could result in further hikes in short-term interest rates by the Federal Reserve.

STRATEGY

In response to rising interest rates and uncertainty about the Federal Reserve Board's course of action, the duration of your Fund has been shortened from 4.78 years to 4.27 years over the 12-month period that ended April 30. Duration adjustments were implemented in the Treasury sector by selling securities due in 2019 and buying shorter-term securities. In addition to shortening the duration, we modestly increased the mortgage position of the Fund, primarily in the first half of the year. A greater emphasis on mortgages serves as a more defensive posture in times of interest rate increases, in that mortgages tend to show greater price stability than

WHY INVEST IN U.S. GOVERNMENT SECURITIES?
1. The most diverse and actively traded sector of the securities market, U.S. government securities offer a wide selection of investment choices and liquidity.

2. U.S. government securities represent the highest-quality issues in the fixed-income market.

3. If held to maturity, U.S. Treasury bills, notes and bonds are guaranteed by the U.S. government as to the payment of principal and interest. This guarantee applies to the individual securities only and not to the shares of U.S. government securities mutual funds.

Treasuries when prices start to fall. Over the past 12 months, the mortgage position of the Fund has been increased from 49.6% of net assets to 53.6% on April 30, 1997. U.S. Treasuries accounted for 44.7% of assets on April 30, with cash and other assets and liabilities accounting for the remaining 1.7%.

OUTLOOK

Looking forward, we believe the bond market's participants will continue to monitor both the Federal Reserve Board's actions and any signs of inflation appearing in emerging economic data. Historically, the Federal Reserve has tended not to take isolated steps in moving short-term interest rates in any direction, whether up or down. In fact, the last time the Federal Reserve moved rates only once was back in 1987. As a result, we believe it is likely that the March 25 increase in short-term rates will not be an isolated event, and that interest rates will rise further in the short term. Over the longer term, however, we think interest rates are more likely to decline.

Consistent with this outlook, we expect over the next few months that the duration of the Fund will be aggressively extended to take advantage of opportunities as interest rates peak and start to decline, and bond prices consequently rise.

The overall strategy of the Evergreen U.S. Government Fund continues to be to provide the investor with a high quality portfolio that offers attractive income.

Thank you for your investment in the Evergreen U.S. Government Fund.

Sincerely,

(Signature of Richard K. Wagoner appears here)

RICHARD K. WAGONER
EXECUTIVE VICE PRESIDENT
CHIEF INVESTMENT OFFICER
First Union Capital Management Group

(Signature of Rollin C. Williams appears here)

ROLLIN C. WILLIAMS
VICE PRESIDENT
SENIOR FIXED INCOME PORTFOLIO MANAGER

                                EVERGREEN KEYSTONE

(Pine cone logo appears here)

                               GROWTH OF INVESTMENTS



                KEYSTONE STRATEGIC INCOME FUND



(A chart appears below with the following information:)

Comparisons of a $10,000 investment in Keystone Strategic
Income Fund, Class A shares, versus a similar investment in the Lehman Aggregate Bond Index (LABI) and the
Consumer Price Index (CPI).

        Class A     CPI       LABI
        -------    ------    ------
               (In Thousands)

4/87    $ 9,525   $10,000   $10,000
4/88      9,788    10,495    10,421
4/89     10,645    10,979    11,246
4/90      9,734    11,497    12,261
4/91      9,478    12,058    14,120
4/92     12,388    12,442    15,673
4/93     15,011    12,840    17,754
4/94     16,814    13,144    17,902
4/95     16,202    13,545    19,213
4/96     17,847    13,939    20,872
4/97     19,501    14,286    22,350

           Average Annual Total Returns
-------------------------------------------------
         1 Year   5 Year   10 Year  Life of Class
         ------   ------   -------  -------------
Class A   4.08%    8.44%    6.90%      6.87%
Class B   3.48%      -        -        7.11%
Class C   7.49%      -        -        7.44%
Class Y     -        -        -          -

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholder investing in the different classes. The Lehman Aggregate Bond Index is an unmanaged, market index. The index does not include transaction costs associated with buying and selling securities, nor any management fees. The Consumer Price Index, a measure of inflation, is through March 31, 1997.



                EVERGREEN U.S. GOVERNMENT FUND

(A chart appears below with the following information:)

Comparisons of a $10,000 investment in Evergreen U.S.
Government Fund, Class A shares, versus a similar investment in the Lehman Brothers Intermediate Term Government
Bond Index (LBIGBI), and the Consumer Price Index (CPI).

           Class A     CPI       LABI
           -------    ------    ------
               (In Thousands)

1/12/93    $ 9,525   $10,000   $10,000
   4/93      9,860    10,148    10,455
   4/94      9,849    10,388    10,549
   4/95     10,488    10,705    11,200
   4/96     11,266    11,016    12,044
   4/97     11,984    11,290    12,888


 Average Annual Total Returns
--------------------------------
         1 Year    Life of Class
         ------    -------------
Class A   1.32%        4.30%
Class B   0.60%        4.42%
Class C   4.58%        6.18%
Class Y   6.63         4.75%

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholder investing in the different classes. The Lehman Brothers Intermediate Government Bond Index is an unmanaged, market index. The index does not include transaction costs associated with buying and selling securities, nor any management fees. The Consumer Price Index, a measure of inflation, is through March 31, 1997.

                                     KEYSTONE
                              STRATEGIC INCOME FUND

                            (Keystone Strategic Income Fund logo appears here)

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    NINE MONTHS ENDED
                                                                     APRIL 30, 1997                 YEAR ENDED JULY 31,
                                                                           (D)            1996       1995      1994 (B)     1993
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD..............................        $  6.77         $  6.89    $  7.35    $   7.86    $  7.02
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................................           0.37            0.54       0.64        0.61       0.69
Net realized and unrealized gain (loss) on investments and
  foreign currency related transactions..........................           0.09           (0.09)     (0.45)      (0.44)      0.89
Total from investment operations.................................           0.46            0.45       0.19        0.17       1.58
LESS DISTRIBUTIONS FROM:
Net investment income............................................          (0.38)          (0.52)     (0.60)      (0.61)     (0.72)
In excess of investment income...................................          (0.03)              0      (0.03)      (0.03)     (0.02)
Tax basis return of capital......................................              0           (0.05)     (0.02)      (0.04)         0
Net realized gains on investments and foreign currency
  related transactions...........................................              0               0          0           0          0
Total distributions..............................................          (0.41)          (0.57)     (0.65)      (0.68)     (0.74)
NET ASSET VALUE END OF PERIOD....................................        $  6.82         $  6.77    $  6.89    $   7.35    $  7.86
Total return (a).................................................           6.80%           6.84%      3.00%       1.86%     24.13%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Expenses.......................................................           1.28%(c)        1.30%      1.33%       1.32%      1.80%
  Expenses excluding reimbursement...............................           1.28%(c)        1.30%      1.33%       1.32%      1.80%
  Expenses excluding indirectly paid expenses....................           1.26%(c)        1.28%        --          --         --
  Net investment income..........................................           7.28%(c)        8.05%      9.31%       7.79%      9.50%
Portfolio turnover rate..........................................             86%            101%        95%         92%       151%
NET ASSETS END OF PERIOD (THOUSANDS).............................        $58,725         $68,118    $85,970    $105,181    $85,793

                                                                                                                   FEBRUARY 13, 1987
                                                                                                                     (COMMENCEMENT
                                                                           YEAR ENDED JULY 31,                     OF OPERATIONS) TO
                                                           1992       1991       1990        1989        1988        JULY 31, 1987
CLASS A SHARES (CONTINUED)
NET ASSET VALUE BEGINNING OF PERIOD....................   $  6.10    $  7.17    $  9.02    $   9.36    $  10.04         $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................      0.78       0.89       1.03        1.10        1.05            0.22
Net realized and unrealized gain (loss) on investments
  and
  foreign currency related transactions................      0.89      (1.01)     (1.79)      (0.31)      (0.65)           0.00
Total from investment operations.......................      1.67      (0.12)     (0.76)       0.79        0.40            0.22
LESS DISTRIBUTIONS FROM:
Net investment income..................................     (0.75)     (0.89)     (1.04)      (1.11)      (1.08)          (0.18)
In excess of investment income.........................         0      (0.06)     (0.05)          0           0               0
Tax basis return of capital............................         0          0          0           0           0               0
Net realized gains on investments and foreign currency
  related
  transactions.........................................         0          0          0       (0.02)          0               0
Total distributions....................................     (0.75)     (0.95)     (1.09)      (1.13)      (1.08)          (0.18)
NET ASSET VALUE END OF PERIOD..........................   $  7.02    $  6.10    $  7.17    $   9.02    $   9.36         $ 10.04
Total return (a).......................................     28.73%      0.54%     (8.55%)      9.00%       4.49%           2.20%(e)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Expenses.............................................      2.09%      2.00%      2.00%       1.81%       1.28%           1.00%(e)
  Expenses excluding reimbursement.....................      2.12%      2.25%      2.01%       1.90%       2.08%           6.08%(e)
  Expenses excluding indirectly paid expenses..........        --         --         --          --          --              --
  Net investment income................................     11.73%     15.23%     12.91%      12.06%      10.98%          10.12%(e)
Portfolio turnover rate................................        95%        82%        36%         73%         46%             13%
NET ASSETS END OF PERIOD (THOUSANDS)...................   $70,459    $70,246    $83,106    $138,499    $114,310         $ 8,191

(a) Excluding applicable sales charges.
(b) Calculation based on average shares outstanding.
(c) Annualized.
(d) The Fund changed its fiscal year end from July 31 to April 30 during the current period.
(e) Annualized for the period from April 14, 1987 (Commencement of Investment Operations) to July 31, 1987.

                   SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                       KEYSTONE
                                STRATEGIC INCOME FUND

(Keystone Strategic Income Fund logo appears here)

                         FINANCIAL HIGHLIGHTS (CONTINUED)
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                  FEBRUARY 1, 1993
                                                       NINE MONTHS ENDED                                          (DATE OF INITIAL
                                                        APRIL 30, 1997            YEAR ENDED JULY 31,             PUBLIC OFFERING)
                                                              (D)             1996        1995      1994 (B)      TO JULY 31, 1993
  CLASS B SHARES
  NET ASSET VALUE BEGINNING OF PERIOD...............       $    6.81        $   6.92    $   7.38    $   7.89          $   7.07
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.............................            0.34            0.50        0.60        0.55              0.24
  Net realized and unrealized gain (loss) on
    investments and foreign currency related
    transactions....................................            0.07           (0.09)      (0.47)      (0.44)             0.92
  Total from investment operations..................            0.41            0.41        0.13        0.11              1.16
  LESS DISTRIBUTIONS FROM:
  Net investment income.............................           (0.34)          (0.47)      (0.55)      (0.55)            (0.24)
  In excess of net investment income................           (0.03)              0       (0.03)      (0.03)            (0.10)
  Tax basis return of capital.......................               0           (0.05)      (0.01)      (0.04)                0
  Total distributions...............................           (0.37)          (0.52)      (0.59)      (0.62)            (0.34)
  NET ASSET VALUE END OF PERIOD.....................       $    6.85        $   6.81    $   6.92    $   7.38          $   7.89
  Total return (a)..................................            6.06%           6.21%       2.12%       1.10%            16.75%
  RATIOS/SUPPLEMENTAL DATA
  RATIOS TO AVERAGE NET ASSETS:
  Expenses..........................................            2.04%(c)        2.07%       2.06%       2.07%             2.37%(c)
  Expenses excluding indirectly paid expenses.......            2.02%(c)        2.05%         --          --                --
  Net investment income.............................            6.52%(c)        7.28%       8.58%       7.11%             7.18%(c)
  Portfolio turnover rate...........................              86%            101%         95%         92%              151%
  NET ASSETS END OF PERIOD (THOUSANDS)..............       $ 110,082        $123,389    $149,091    $162,866          $ 35,415

    (a) Excluding applicable sales charges.
    (b) Calculation based on average shares outstanding.
    (c) Annualized.
    (d) The Fund changed its fiscal year end from July 31 to April 30 during the current period.

                                                                                                                   FEBRUARY 1, 1993
                                                          NINE MONTHS ENDED                                        (DATE OF INITIAL
                                                           APRIL 30, 1997           YEAR ENDED JULY 31,            PUBLIC OFFERING)
                                                                 (D)            1996       1995      1994 (B)      TO JULY 31, 1993
  CLASS C SHARES
  NET ASSET VALUE BEGINNING OF PERIOD..................        $  6.80         $  6.92    $  7.37    $  7.88           $   7.07
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income................................           0.33            0.49       0.59       0.55               0.24
  Net realized and unrealized gain (loss) on
    investments and foreign currency related
    transactions.......................................           0.08           (0.09)     (0.45)     (0.44 )             0.91
  Total from investment operations.....................           0.41            0.40       0.14       0.11               1.15
  LESS DISTRIBUTIONS FROM:
  Net investment income................................          (0.34)          (0.47)     (0.55)     (0.55 )            (0.24)
  In excess of net investment income...................          (0.03)              0      (0.03)     (0.03 )            (0.10)
  Tax basis return of capital..........................              0           (0.05)     (0.01)     (0.04 )                0
  Total distributions..................................          (0.37)          (0.52)     (0.59)     (0.62 )            (0.34)
  NET ASSET VALUE END OF PERIOD........................        $  6.84         $  6.80    $  6.92    $  7.37           $   7.88
  Total return (a).....................................           6.07%           6.07%      2.27%      1.09%             16.61%
  RATIOS/SUPPLEMENTAL DATA
  RATIOS TO AVERAGE NET ASSETS:
  Expenses.............................................           2.04%(c)        2.07%      2.08%      2.07%              2.25%(c)
  Expenses excluding indirectly paid expenses..........           2.03%(c)        2.05%        --         --                 --
  Net investment income................................           6.52%(c)        7.29%      8.56%      7.09%              7.35%(c)
  Portfolio turnover rate..............................             86%            101%        95%        92%               151%
  NET ASSETS END OF PERIOD (THOUSANDS).................        $24,304         $31,816    $46,221    $59,228           $ 19,706

    (a) Excluding applicable sales charges
    (b) Calculation based on average shares outstanding.
    (c) Annualized.
    (d) The Fund changed its fiscal year end from July 31 to April 30 during the current period.

                   SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                       KEYSTONE
                                STRATEGIC INCOME FUND

                             (Keystone Strategic Income Fund logo appears here)

                         FINANCIAL HIGHLIGHTS (CONTINUED)
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                              JANUARY 13, 1997
                                                                                                                (COMMENCEMENT
                                                                                                                  OF CLASS
                                                                                                                 OPERATIONS)
                                                                                                                     TO
                                                                                                               APRIL 30, 1997
  CLASS Y SHARES
  NET ASSET VALUE BEGINNING OF PERIOD.....................................................................          $7.03
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...................................................................................           0.00
  Net realized and unrealized loss on investments and foreign currency related transactions...............          (0.20)
  Total from investment operations........................................................................          (0.20)
  LESS DISTRIBUTIONS FROM:
  Net investment income...................................................................................          (0.17)
  In excess of net investment income......................................................................          (0.01)
  Total distributions.....................................................................................          (0.18)
  NET ASSET VALUE END OF PERIOD...........................................................................          $6.65
  Total return............................................................................................          (2.87%)
  RATIOS/SUPPLEMENTAL DATA
  RATIOS TO AVERAGE NET ASSETS:
  Expenses................................................................................................           0.00%(a)
  Expenses excluding indirectly paid expenses.............................................................           0.00%(a)
  NET INVESTMENT INCOME...................................................................................           0.00%(a)
  Portfolio turnover rate.................................................................................             86%
  NET ASSETS END OF PERIOD................................................................................          $   7

    (a) Annualized.

                   SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                      EVERGREEN
                                U . S. GOVERNMENT FUND

(Evergreen U.S. Government Fund logo appears here)

                               FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                 JANUARY 11, 1993
                                                         TEN MONTHS      YEAR      SIX MONTHS        YEAR        (COMMENCEMENT OF
                                                           ENDED        ENDED        ENDED          ENDED         OPERATIONS) TO
                                                         APRIL 30,     JUNE 30,     JUNE 30,     DECEMBER 31,      DECEMBER 31,
                                                          1997 (D)       1996       1995 (C)         1994              1993
  CLASS A SHARES
  NET ASSET VALUE BEGINNING OF PERIOD.................    $   9.42     $  9.65      $   9.07       $  10.05          $  10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............................        0.52        0.63          0.33           0.66              0.68
  Net realized and unrealized gain (loss) on
    investments.......................................       (0.03)      (0.23 )        0.58          (0.98)             0.05
  Total from investment operations....................        0.49        0.40          0.91          (0.32)             0.73
  LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME.......       (0.52)      (0.63 )       (0.33)         (0.66)            (0.68)
  NET ASSET VALUE END OF PERIOD.......................    $   9.39     $  9.42      $   9.65       $   9.07          $  10.05
  Total return (b)....................................        5.30%       4.28%        10.17%         (3.18%)            7.43%
  RATIOS/SUPPLEMENTAL DATA
  RATIOS TO AVERAGE NET ASSETS:
  Expenses............................................        0.98%(a)    0.99%         1.04%(a)       0.96%             0.68%(a)
  Expenses excluding waivers and/or reimbursements....        0.98%(a)    0.99%         1.05%(a)       1.00%             0.99%(a)
  Expenses excluding indirectly paid expenses.........        0.98%(a)      --            --             --                --
  Net investment income...............................        6.60%(a)    6.61%         7.07%(a)       6.97%             6.93%(a)
  Portfolio turnover rate.............................          12%         23%            0%            19%               39%
  NET ASSETS END OF PERIOD (THOUSANDS)................    $ 17,913     $20,345      $ 22,445       $ 23,706          $ 38,851

    (a) Annualized.
    (b) Excluding applicable sales charges.
    (c) The Fund changed its fiscal year end from December 31 to June 30.
    (d) The Fund changed its fiscal year end from June 30 to April 30 during the current period.

                                                                                                                JANUARY 11, 1993
                                                        TEN MONTHS      YEAR      SIX MONTHS        YEAR        (COMMENCEMENT OF
                                                          ENDED        ENDED        ENDED          ENDED         OPERATIONS) TO
                                                        APRIL 30,     JUNE 30,     JUNE 30,     DECEMBER 31,      DECEMBER 31,
                                                         1997 (D)       1996       1995 (C)         1994              1993
  CLASS B SHARES
  NET ASSET VALUE BEGINNING OF PERIOD................    $   9.42     $   9.65     $   9.07       $  10.05          $  10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income..............................        0.46         0.56         0.29           0.61              0.63
  Net realized and unrealized gain (loss) on
    investments......................................       (0.03)       (0.23)        0.58          (0.98)             0.05
  Total from investment operations...................        0.43         0.33         0.87          (0.37)             0.68
  LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME......       (0.46)       (0.56)       (0.29)         (0.61)            (0.63)
  NET ASSET VALUE END OF PERIOD......................    $   9.39     $   9.42     $   9.65       $   9.07          $  10.05
  Total return (b)...................................        4.65%        3.50%        9.76%         (3.75%)            6.91%
  RATIOS/SUPPLEMENTAL DATA
  RATIOS TO AVERAGE NET ASSETS:
  Expenses...........................................        1.73%(a)     1.74%        1.79%(a)       1.54%             1.19%(a)
  Expenses excluding waivers and reimbursements......        1.73%(a)     1.74%        1.80%(a)       1.58%             1.50%(a)
  Expenses excluding indirectly paid expenses........        1.73%(a)       --           --             --                --
  Net investment income..............................        5.85%(a)     5.85%        6.32%(a)       6.42%             6.44%(a)
  Portfolio turnover rate............................          12%          23%           0%            19%               39%
  NET ASSETS END OF PERIOD (THOUSANDS)...............    $142,371     $165,988     $192,490       $195,571          $236,696

    (a) Annualized.
    (b) Excluding applicable sales charges.
    (c) The Fund changed its fiscal year end from December 31 to June 30.
    (d) The Fund changed its fiscal year end from June 30 to April 30 during the current period.

                   SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                      EVERGREEN
                                U . S. GOVERNMENT FUND

                            (Evergreen U.S. Government Fund logo appears here)

                         FINANCIAL HIGHLIGHTS (CONTINUED)
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                SEPTEMBER 2, 1994
                                                                        TEN MONTHS      YEAR      SIX MONTHS    (DATE OF INITIAL
                                                                          ENDED        ENDED        ENDED       PUBLIC OFFERING)
                                                                        APRIL 30,     JUNE 30,     JUNE 30,            TO
                                                                         1997 (D)       1996       1995 (C)     DECEMBER 31, 1994
  CLASS C SHARES
  NET ASSET VALUE BEGINNING OF PERIOD................................    $   9.42     $  9.65      $   9.07          $  9.39
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income..............................................        0.46        0.56          0.29             0.20
  Net realized and unrealized gain (loss) on investments.............       (0.03)      (0.23 )        0.58            (0.32)
  Total from investment operations...................................        0.43        0.33          0.87            (0.12)
  LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME......................       (0.46)      (0.56 )       (0.29)           (0.20)
  NET ASSET VALUE END OF PERIOD......................................    $   9.39     $  9.42      $   9.65          $  9.07
  Total return (b)...................................................        4.65%       3.50%         9.76%           (1.30%)
  RATIOS/SUPPLEMENTAL DATA
  RATIOS TO AVERAGE NET ASSETS:
  Expenses...........................................................        1.73%(a)    1.74%         1.79%(a)         1.71%(a)
  Expenses excluding waivers and reimbursements......................        1.73%(a)    1.74%         1.80%(a)         1.75%(a)
  Expenses excluding indirectly paid expenses........................        1.73%(a)      --            --               --
  Net investment income..............................................        5.85%(a)    5.87%         6.36%(a)         6.70%(a)
  Portfolio turnover rate............................................          12%         23%            0%              19%
  NET ASSETS END OF PERIOD (THOUSANDS)...............................    $    455     $   649      $    350          $   266

    (a) Annualized.
    (b) Excluding applicable sales charges.
    (c) The Fund changed its fiscal year end from December 31 to June 30.
    (d) The Fund changed its fiscal year end from June 30 to April 30 during the current period.

                                                                                                                SEPTEMBER 2, 1993
                                                        TEN MONTHS      YEAR      SIX MONTHS        YEAR        (DATE OF INITIAL
                                                          ENDED        ENDED        ENDED          ENDED        PUBLIC OFFERING)
                                                        APRIL 30,     JUNE 30,     JUNE 30,     DECEMBER 31,           TO
                                                         1997 (D)       1996       1995 (C)         1994        DECEMBER 31, 1993
  CLASS Y SHARES
  NET ASSET VALUE BEGINNING OF PERIOD................    $   9.42     $   9.65     $   9.07       $  10.05          $   10.25
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income..............................        0.54         0.66         0.34           0.69               0.25
  Net realized and unrealized gain (loss) on
    investments......................................       (0.03)       (0.23)        0.58          (0.98)             (0.20)
  Total from investment operations...................        0.51         0.43         0.92          (0.29)              0.05
  LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME......       (0.54)       (0.66)       (0.34)         (0.69)             (0.25)
  NET ASSET VALUE END OF PERIOD......................    $   9.39     $   9.42     $   9.65       $   9.07          $   10.05
  Total return (b)...................................        5.52%        4.54%       10.30%         (2.94%)             0.49%
  RATIOS/SUPPLEMENTAL DATA
  RATIOS TO AVERAGE NET ASSETS:
  Expenses...........................................        0.73%(a)     0.74%        0.79%(a)       0.71%              0.48%(a)
  Expenses excluding waivers and reimbursements......        0.73%(a)     0.74%        0.80%(a)       0.75%              0.79%(a)
  Expenses excluding indirectly paid expenses........        0.73%(a)       --           --             --                 --
  Net investment income..............................        6.85%(a)     6.86%        7.31%(a)       7.27%              7.20%(a)
  Portfolio turnover rate............................          12%          23%           0%            19%                39%
  NET ASSETS END OF PERIOD (THOUSANDS)...............    $127,099     $121,569     $ 16,934       $ 15,595          $  14,486

    (a) Annualized.
    (b) Excluding applicable sales charges.
    (c) The Fund changed its fiscal year end from December 31 to June 30.
    (d) The Fund changed its fiscal year end from June 30 to April 30 during the current period.

                   SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                              STRATEGIC INCOME FUND

(Keystone Strategic Income Fund logo appears here)

                            SCHEDULE OF INVESTMENTS
                                 April 30, 1997

PRINCIPAL                                            MARKET          PRINCIPAL                                            MARKET
  AMOUNT                                             VALUE             AMOUNT                                             VALUE

FIXED INCOME-- 92.1%
INDUSTRIAL BONDS & NOTES-- 33.3%
             AEROSPACE-- 0.3%
$  500,000   Airplanes Pass Thru Trust,
               Series 1, Class D, Bond (Subord.),
               10.88%, 3/15/19................... $    552,780
             BROADCASTING-- 3.0%
   775,000   Ackerly Communications,
               Incorporated,
               Series B, Sr. Notes,
               10.75%, 10/1/03...................      813,750
 1,500,000   Echostar Satellite Broadcast
               Corporation,
               Sr. Disc. Notes,
               (Eff. Yield 10.05%) (d)
               0.00%, 3/15/04....................    1,110,000
   750,000   K-III Communications Corporation,
               Sr. Notes,
               8.50%, 2/1/06 (e).................      723,750
 1,000,000   Paxson Communications Corporation,
               Sr. Notes (Subord.),
               11.63%, 10/1/02...................    1,062,500
 1,000,000   SFX Broadcasting, Incorporated,
               Series B, Sr. Notes (Subord.),
               10.75%, 5/15/06 (e)...............    1,047,500
 1,000,000   Sinclair Broadcast Group,
               Incorporated,
               Sr. Notes (Subord.),
               10.00%, 9/30/05...................    1,017,500
                                                     5,775,000
             CABLE/OTHER VIDEO DISTRIBUTION-- 5.1%
 1,000,000   Adelphia Communications Corporation,
               Sr. Notes,
               9.88%, 3/1/07 (e).................      945,000
   500,000   Comcast Corporation,
               Sr. Deb. (Subord.),
               10.63%, 7/15/12...................      555,000
 2,000,000   Diamond Cable Communications
               Company,
               Sr. Disc. Notes,
               (Eff. Yield 10.07%) (d)
               0.00%, 9/30/04....................    1,640,000
   500,000   Diamond Cable Communications
               Company,
               Sr. Disc. Notes,
               (Eff. Yield 10.48%) (d)
               0.00%, 2/15/07 (e)................      291,250
   250,000   Frontiervision,
               Sr. Notes (Subord.),
               11.00%, 10/15/06..................      250,000
             CABLE/OTHER VIDEO DISTRIBUTION-- CONTINUED
$1,000,000   Fundy Cable Limited,
               Sr. Secd. 2nd Priority Notes,
               11.00%, 11/15/05.................. $  1,055,000
 1,250,000   Marcus Cable Operating Company LP,
               Sr. Disc. Notes,
               13.50%, 8/1/04....................    1,034,375
 1,000,000   Rogers Cablesystems Limited,
               Sr. Deb. (Subord.),
               10.13%, 9/1/12....................    1,022,500
   650,000   Telewest Communications PLC,
               Sr. Disc. Deb.,
               (Eff. Yield 9.07%) (d)
               0.00%, 10/1/07....................      438,750
   750,000   TCI Satellite Entertainment,
               Incorporated,
               Sr. Notes (Subord.),
               10.88%, 2/15/07 (e)...............      714,375
   250,000   TCI Satellite Entertainment,
               Incorporated,
               Sr. Disc. Notes,
               12.25%, 2/15/07 (e)...............      131,250
 2,000,000   Videotron Holdings PLC,
               Sr. Disc. Notes,
               (Eff. Yield 11.00%) (d)
               0.00%, 8/15/05....................    1,620,000
                                                     9,697,500
             CHEMICALS-- 2.9%
   750,000   Astor Corporation,
               Series B, Sr. Notes (Subord.),
               10.50%, 10/15/06..................      772,500
   750,000   Freedom Chemicals, Incorporated,
               Sr. Notes (Subord.),
               10.63%, 10/15/06..................      778,125
 1,000,000   Kaiser Aluminum and Chemical
               Corporation,
               Sr. Notes (Subord.),
               12.75%, 2/1/03....................    1,085,000
 1,550,000   NL Industries, Incorporated,
               Sr. Secd. Notes,
               11.75%, 10/15/03..................    1,666,250
   675,000   Rexene Corporation,
               Sr. Notes,
               11.75%, 12/1/04...................      745,875
   500,000   Texas Petrochemicals Corporation,
               Sr. Notes (Subord.),
               11.13%, 7/1/06....................      520,000
                                                     5,567,750

                                  (CONTINUED)

                                     KEYSTONE
                              STRATEGIC INCOME FUND

(Keystone Strategic Income Fund logo appears here)


                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 April 30, 1997

PRINCIPAL                                            MARKET          PRINCIPAL                 MARKET
  AMOUNT                                             VALUE            AMOUNT                    VALUE

             CONSUMER-- 3.7%
$  500,000   Consumers International, Incorporated,
               Sr. Notes,
               10.25%, 4/1/05 (e)................ $    515,000
 1,000,000   Exide Corporation,
               Sr. Notes,
               10.75%, 12/15/02..................    1,025,000
 1,000,000   Fonda Group, Incorporated,
               Sr. Notes (Subord.),
               9.50%, 3/1/07 (e).................      945,000
 1,025,000   International Semi-Tech Micro-
               electronics, Incorporated,
               Sr. Disc. Notes,
               (Eff. Yield 11.98%) (d)
               0.00%, 8/15/03....................      553,500
 1,250,000   McLeod, Incorporated,
               Sr. Disc. Notes,
               (Eff. Yield 9.84%) (d)
               0.00%, 3/1/07 (e).................      712,500
 3,800,000   Revlon Worldwide Corporation,
               Sr. Disc. Notes,
               (Eff. Yield 10.75%) (d)
               0.00%, 3/15/01 (e)................    2,498,500
 1,000,000   Tracor, Incorporated,
               Sr. Notes (Subord.),
               8.50%, 3/1/07 (e).................      980,000
                                                     7,229,500
             DIVERSIFIED MEDIA-- 0.9%
   500,000   Cinemark USA, Incorporated,
               Series B, Sr. Notes (Subord.),
               9.63%, 8/1/08.....................      495,000
 1,000,000   Dawson Production Services,
               Incorporated,
               Sr. Notes,
               9.38%, 2/1/07.....................      990,000
   350,000   Lifestyle Brands,
               Gtd. Deb. (Surbord.),
               10.00%, 10/30/97..................      350,000
                                                     1,835,000
             ENERGY-- 3.2%
 1,000,000   Clark USA, Incorporated,
               Series B, Sr. Notes,
               10.88%, 12/1/05...................    1,012,500
   775,000   Ferrellgas Partners Limited Partnership
               Series B Sr. Secd. Notes,
               9.38%, 6/15/06....................      797,281
 1,250,000   HS Resources, Incorporated,
               Sr. Notes (Subord.),
               9.25%, 11/15/06...................    1,220,313
             ENERGY-- CONTINUED
$1,000,000   Nuevo Energy Company,
               Sr. Notes (Subord.),
               9.50%, 4/15/06.................... $  1,020,000
 1,000,000   Parker Drilling Corporation,
               Series B, Sr. Notes,
               9.75%, 11/15/06 (b)...............    1,027,500
   500,000   Plains Resources, Incorporated,
               Series B, Sr. Notes (Subord.),
               10.25%, 3/15/06 (e)...............      520,000
   500,000   Vintage Petroleum, Incorporated,
               Sr. Notes (Subord.),
               9.00%, 12/15/05...................      496,250
                                                     6,093,844
             FINANCIAL-- 0.5%
 1,000,000   Reliance Group Holdings,
               Incorporated,
               Sr. Deb. (Subord.),
               9.75%, 11/15/03...................    1,027,500
             FOODS/TOBACCO/BEVERAGES-- 2.0%
   500,000   Chiquita Brands International,
               Incorporated,
               Sr. Notes,
               9.63%, 1/15/04....................      510,000
 4,336,000   Iowa Select Farms,
               Series A, Sr. Notes,
               (Eff. Yield 16.62%) (d)
               (8/2/94-$2,243,310),
               0.00%, 2/15/04 (b)................    2,879,707
   500,000   Ralphs Grocery Company,
               Sr. Notes (Subord.),
               11.00%, 6/15/05...................      532,500
                                                     3,922,207
             FOREST PRODUCTS/CONTAINERS-- 3.3%
 1,000,000   Affiliated Newspaper Investments,
               Incorporated,
               Sr. Disc. Notes,
               (Eff. Yield 9.20%) (d)
               0.00%, 7/1/06.....................      855,000
 1,000,000   Container Corporation of America,
               Series A, Sr. Notes,
               11.25%, 5/1/04....................    1,070,000
   375,000   Four M Corporation,
               Sr. Notes,
               12.00%, 6/1/06 (e)................      367,500
   934,000   Owens-Illinois, Incorporated,
               Sr. Notes (Subord.),
               10.50%, 6/15/02...................      985,370
   350,000   Printpack, Incorporated,
               Series B, Sr. Notes (Subord.),
               10.63%, 8/15/06...................      359,188

                                  (CONTINUED)

                                     KEYSTONE
                              STRATEGIC INCOME FUND

(Keystone Strategic Income Fund logo appears here)

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 April 30, 1997

PRINCIPAL                                            MARKET
  AMOUNT                                             VALUE

               Incorporated,
               Sr. Notes,
               10.75%, 10/15/01.................. $  1,095,000
   500,000   Sea Containers Limited,
               Sr. Deb. (Subord.),
               12.50%, 12/1/04...................      548,750
 1,000,000   Stone Container Corporation,
               1st Mtge. Notes,
               10.75%, 10/1/02...................    1,005,000
                                                     6,285,808
             GAMING-- 3.8%
 1,000,000   Casino America, Incorporated,
               Sr. Notes,
               12.50%, 8/1/03....................    1,007,500
 2,488,391   Grand Palais Casino, Incorporated,
               Sr. Secd. PIK Notes,
               (8/15/94-$2,488,391)
               18.25%, 11/1/97 (a) (b) (c).......           25
 1,000,000   Lodgenet Entertainment Corporation,
               Sr. Notes,
               10.25%, 12/15/06 (e)..............      971,250
 1,150,000   Magestic Star Casino LLC,
               Sr. Secd. Notes,
               12.75%, 5/15/03...................    1,242,000
   500,000   Prime Hospitality Corporation,
               Sr. Notes (Subord.),
               9.75%, 4/1/07 (e).................      507,500
   500,000   Prime Hospitality Corporation,
               1st Mtge. Notes,
               9.25%, 1/15/06....................      508,750
 1,000,000   Showboat, Incorporated,
               Sr. Notes (Subord.),
               13.00%, 8/1/09....................    1,130,000
   750,000   Starcraft Corporation,
               Notes (Subord.),
               16.50%, 1/15/98 (a) (b) (c).......       15,000
 1,000,000   Sun International Hotels Limited,
               Sr. Notes (Subord.),
               9.00%, 3/15/07 (e)................      990,000
 1,000,000   Sun World International, Incorporated,
               1st Mtge. Notes,
               11.25%, 4/15/04 (e)...............    1,030,000
                                                     7,402,025
             HOUSING-- 0.5%
 1,000,000   Continental Homes Holding
               Corporation,
               Sr. Notes,
               10.00%, 4/15/06...................      985,000
             RETAIL-- 1.0%
$  800,000   Cole National Group, Incorporated,
               Sr. Notes,
               11.25%, 10/1/01................... $    872,000
 1,000,000   Finlay Fine Jewelry Corporation,
               Sr. Notes,
               10.63%, 5/1/03....................    1,045,000
                                                     1,917,000
             TELECOMMUNICATIONS-- 2.1%
 1,000,000   Dial Call Communications,
               Incorporated,
               Series B, Sr. Disc. Notes,
               (Eff. Yield 11.24%) (d)
               0.00%, 12/15/05...................      742,500
 2,900,000   Nextel Communications, Incorporated,
               Sr. Disc. Notes,
               (Eff. Yield 10.70%) (d)
               0.00%, 8/15/04....................    2,109,750
 1,000,000   Teleport Communications Group,
               Sr. Disc. Notes,
               (Eff. Yield 8.97%) (d)
               0.00%, 7/1/07.....................      687,500
   525,000   Teleport Communications Group,
               Sr. Notes,
               9.88%, 7/1/06.....................      547,313
                                                     4,087,063
             TRANSPORTATION-- 0.2%
   500,000   Eletson Holdings, Incorporated,
               1st Pfd. Mtge. Notes,
               9.25%, 11/15/03...................      490,000
             WIRELESS COMMUNICATIONS-- 0.8%
   500,000   Rogers Cantel,
               Sr. Secd. Deb.,
               9.38%, 6/1/08.....................      513,750
 1,000,000   Vanguard Cellular Systems,
               Incorporated, Sr. Unsecd. Deb.,
               9.38%, 4/15/06....................      975,000
                                                     1,488,750
             TOTAL INDUSTRIAL BONDS & NOTES
               (COST-- $66,359,186)..............   64,356,727

MORTGAGE-BACKED SECURITIES-- 21.2%
 1,998,073   CWMBS, Incorporated,
              7.84%, 11/1/26....................     1,953,116
 7,611,868   FHLMC Participation Certificate Pool
             #607352,
              7.68%, 4/1/22.....................     7,991,244

2,625,806    FHLMC Participation Certificate Pool
               #846298,
              7.19%, 8/1/22.....................     2,719,757



                                  (CONTINUED)

                                     KEYSTONE
                              STRATEGIC INCOME FUND

                             (Keystone Strategic Income Fund logo appears here)

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 April 30, 1997




 1,171,156   FNMA Grantor Trust 95-T5, Class A,
                   7.00%, 3/17/35................$  1,126,506
 4,451,652   FNMA Pool #322356,
                   7.00%, 9/1/25.................   4,322,242
 5,886,008   FNMA Pool #324193,
               7.00%, 9/1/25.....................   5,714,902
 9,932,529   GNMA Pool #354714,
               6.50%, 12/15/23...................   9,420,407
 7,943,707   GNMA Pool #780163,
               6.50%, 7/15/09....................   7,771,169
             TOTAL MORTGAGE-BACKED SECURITIES
               (COST $41,324,624)................  41,019,343

FOREIGN BONDS (U. S. DOLLARS)-- 16.7%
 1,500,000   Argentina Republic, Deb.,
               11.38%, 1/30/17...................  1,594,500
 2,500,000   Argentina Global, Deb.,
               11.00%, 10/9/06...................  2,690,625
 8,150,138   Brazil (Federal Republic of), Govt.
               Gtd.,
               8.00%, 4/15/14....................  6,183,917
 5,500,000   Comtel Brasileira, Notes,
               10.75%, 9/26/04 (e)...............  5,692,500
 2,500,000   Grupo Industrial Durango S.A.,
               Notes,
               12.00%, 7/15/01...................  2,675,000
   400,000   Grupo Industrial Durango S.A.,
               Notes,
               12.63%, 8/1/03....................    431,000
 2,900,000   Grupo Televisa S.A., Series B,
               Sr. Notes,
               11.88%, 5/15/06 (e)...............  3,088,500
 3,000,000   Indah Kiat International Finance Co.,
               Gtd. Sr. Secd. Notes,
               11.88%, 6/15/02...................  3,210,000
   500,000   Intermedia Capital Partners, Sr.
               Notes,
               11.25%, 8/1/06 (e)................    513,750
   750,000   Ispat Mexicana S. A., Sr. Unsecd. Deb.,
               10.38%, 3/15/01 (e)...............    765,500


FOREIGN BONDS (U. S. DOLLARS)-- CONTINUED
$5,000,000   Klabin Fabricadora Papel, Unsecd. Deb.,
               10.00%, 12/20/01..................$  5,025,000
   425,000   TV Azteca SA DE CV, Sr. Notes,
               10.50%, 2/15/07 (e)...............     418,094
             TOTAL FOREIGN BONDS (U.S. DOLLARS)
               (COST-- $31,699,064)..............  32,287,886
FOREIGN BONDS (NON U. S. DOLLARS)-- 9.6%
 8,250,000   Canada Government, Deb.,
        CD   8.75%, 12/1/05......................    6,743,504
35,500,000   Denmark (Kingdom of), Deb.,
        DK   8.00%, 5/15/03......................    5,974,570
 9,400,000   Germany (Federal Republic of), Deb.,
        DM   6.88%, 5/12/05......................    5,862,652
             TOTAL FOREIGN BONDS (NON U.S.
               DOLLARS)(COST-- $20,140,076)......   18,580,726
U.S. TREASURY OBLIGATIONS-- 11.3%
 5,900,000   U.S. Treasury Bills,
               0.00%, 3/5/98.....................    5,622,877
 7,723,000   U.S. Treasury Bonds,
               7.88%, 2/15/21....................    8,442,166
 4,180,000   U.S. Treasury Bonds,
               6.50%, 11/15/26...................    3,925,940
 2,500,000   U.S. Treasury Notes,
               6.25%, 3/31/99....................    2,499,600
 1,250,000   U.S. Treasury Notes,
               6.13%, 12/31/01...................    1,228,325
             TOTAL U.S. TREASURY OBLIGATIONS
               (COST-- $21,584,207)..............   21,718,908
             TOTAL FIXED INCOME
               (COST-- $181,107,157).............  177,963,590


                                  (CONTINUED)

                                     KEYSTONE
                              STRATEGIC INCOME FUND

(Keystone Strategic Income Fund logo appears here)

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 April 30, 1997

COMMON STOCKS/WARRANTS-- 0.6%
[C]          [S]                                  [C]
   104,514   Casino America, Incorporated (a).... $    222,092
    19,582   Casino America, Incorporated, wts.
               (a)...............................          196
   170,042   Colorado Gaming and Entertainment
               Company (a).......................      765,189
    72,794   Grand Palais Casinos, Inc., Series
               A, wts.(8/15/94-$727) (a) (b).....           73
    39,706   Grand Palais Casinos, Inc., Series
               B, wts.(8/15/94-$397) (a) (b).....           40
   350,735   Grand Palais Casinos, Inc., Series
               C, wts.(8/15/94-$3,507) (a) (b)...          351
   160,136   Grand Palais Casinos, Inc., Series
               D, wts.(8/15/94-$-0-) (a) (b).....          160
    87,342   Grand Palais Casinos, Inc.,
               wts.(8/15/94-$57) (a) (b).........           87
   117,800   Iowa Select Farms, wts. (2/4/94-
               $955,122) (a) (b).................      117,800
     4,820   Nextel Communications Incorporated,
               wts. (a)..........................           48
             TOTAL COMMON STOCKS/WARRANTS
               (COST-- $3,034,294)...............    1,106,036


PREFERRED STOCK-- 0.6% (COST-- $2,106,055)
     2,156   Ampex Corp. (a) (b) (c)............. $  1,164,240

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATION-- 2.2%
(COST-- $4,170,000)
PRINCIPAL
  AMOUNT
$4,170,000   Federal Home Loan Bank, Disc. Notes,
               5.28%, 05/01/97...................    4,170,000

REPURCHASE AGREEMENT-- 1.1% (COST-- $2,151,000)
 2,151,000   Keystone Joint Repurchase Agreement
               (Investments in repurchase
               agreements, in a joint trading
               account, dated 4/30/97, maturity
               value $2,151,329) (f)
               5.50%, 05/01/97...................    2,151,000

            TOTAL INVESTMENTS
               (COST-- $192,568,506)....  96.6%    186,554,866
             OTHER ASSETS AND
               LIABILITIES-- NET........   3.4%      6,555,485
             NET ASSETS................. 100.0%   $193,110,351


(a) Non-income producing.
(b) All or a portion of these securities are either (1) restricted securities (i.e., securities which may not be publicly sold without registration under the Federal Securities Act of 1933) or (2) illiquid securities, and are valued using market quotations where readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Trustees. The Fund may make investments in an amount up to 15% of the value of the Fund's net assets in such securities. The date of acquisition and cost are set forth in parentheses after the description of each restricted security. On the date of acquisition there were no market quotations on similar securities and the securities were valued at acquisition cost. At April 30, 1997, the fair value of these restricted securities was $2,998,243 (1.55% of the Fund's net assets).
(c) Securities which have defaulted on payment of interest and/or principal. The Fund has stopped accruing income on these securities. At April 30, 1997, the fair value of these securities was $1,179,265 (0.61% of the Fund's net assets).
(d) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(e) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(f) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at April 30, 1997.

LEGEND OF PORTFOLIO ABBREVIATIONS:
CWMBS-- Countrywide Mortgage Backed Securities
FHLMC-- Federal Home Loan Mortgage Corporation
FNMA-- Federal National Mortgage Association
GNMA-- Government National Mortgage Association
CD-- Canadian Dollar
DK-- Danish Krone
DM-- Deutsche Mark

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

EXCHANGE                                                             U.S. $ VALUE AT    IN EXCHANGE
 DATE                                                                 APRIL 30, 1997     FOR U.S. $

Forward Foreign Currency Exchange Contracts to Sell:
                                          Contracts to Deliver
5/27/97                                   6,619,351 Canadian Dollar    4,743,320         4,747,335
7/11/97                                   10,089,020 Deutsche Mark     5,856,040         5,879,040
7/11/97                                   39,138,750 Danish Krone      5,963,119         5,981,774

 EXCHANGE                                 NET UNREALIZED
   DATE                                    APPRECIATION
Forward Foreign Currency Exchange Contra
5/27/97                                      $  4,015
7/11/97                                        23,000
7/11/97                                        18,655
                                             $ 45,670

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                              U . S. GOVERNMENT FUND

                             (Evergreen U.S. Government Fund logo appears here)

                            SCHEDULE OF INVESTMENTS
                                 April 30, 1997

 PRINCIPAL                                           MARKET
  AMOUNT                                             VALUE

MORTGAGE-BACKED SECURITIES-- 53.6%
              FEDERAL HOME LOAN MORTGAGE CORP.-- 11.5%
$14,790,674   6.50%, 04/01/26.................... $ 14,012,965
  5,535,754   8.00%, 07/01/17-04/01/22...........    5,677,345
  3,801,026   8.50%, 10/01/17-04/01/23...........    3,962,023
  3,541,622   9.00%, 12/01/19-04/01/23...........    3,765,089
  1,362,472   9.50%, 09/01/20....................    1,469,057
  2,106,788   10.00%, 12/01/19-08/01/21..........    2,304,105
  1,808,085   10.50%, 12/01/19...................    1,993,978
                                                    33,184,562
              FEDERAL NATIONAL MORTGAGE ASSN.-- 16.8%
  5,028,486   6.50%, 01/01/24....................    4,751,919
 17,902,428   7.00%, 08/01/01-08/01/25...........   17,382,130
 12,138,650   7.50%, 07/01/23-07/01/25...........   12,070,370
 11,886,747   8.00%, 08/01/25....................   12,086,908
  1,768,560   9.50%, 02/01/23....................    1,902,307
                                                    48,193,634
              GOVERNMENT NATIONAL MORTGAGE ASSN.-- 25.3%
 15,066,683   7.00%, 12/15/22-12/15/23...........   14,600,550
 10,544,426   7.50%, 02/15/22-03/15/23...........   10,478,523
 20,893,894   8.00%, 04/15/23-08/15/24...........   21,288,018
 11,950,122   8.50%, 12/15/21-07/15/24...........   12,397,450
  5,835,610   9.00%, 01/15/20-06/15/21...........    6,131,038
  6,036,338   9.50%, 01/15/19-02/15/21...........    6,502,265
  1,296,372   10.00%, 12/15/18...................    1,423,172
                                                    72,821,016
              TOTAL MORTGAGE-BACKED SECURITIES
                (COST-- $156,369,768)............  154,199,212

U.S. TREASURY OBLIGATIONS-- 44.7%
              U.S. TREASURY BONDS-- 15.7%
$ 8,100,000   8.50%, 2/15/20..................... $  9,401,062
  3,650,000   8.75%, 11/15/08....................    4,013,858
  3,080,000   8.75%, 8/15/20.....................    3,666,161
 14,010,000   8.88%, 8/15/17.....................   16,737,565
  9,300,000   9.25%, 2/15/16.....................   11,418,652
                                                    45,237,298
              U.S. TREASURY NOTES-- 29.0%
 12,000,000   7.75%, 11/30/99....................   12,378,744
  9,800,000   7.75%, 1/31/00.....................   10,124,625
 21,500,000   7.88%, 11/15/99....................   22,245,770
  6,850,000   8.25%, 7/15/98.....................    7,023,387
 17,180,000   8.88%, 11/15/97....................   17,453,798
 13,700,000   9.25%, 8/15/98.....................   14,226,587
                                                    83,452,911
              TOTAL U. S. TREASURY OBLIGATIONS
                (COST-- $135,846,696)............  128,690,209
REPURCHASE AGREEMENT (COST-- $2,039,802)-- 0.7%
  2,039,802   Donaldson, Lufkin & Jenrette
                Securities Corp., 5.40% dated
                04/30/97, due 05/01/97, maturity
                value $2,040,108 (Collateralized
                by $1,943,000 U.S Treasury Notes,
                7.50%, due 05/15/02; value,
                including accrued interest
                $2,081,365)......................    2,039,802
              TOTAL INVESTMENTS
                (COST-- $294,256,266)...  99.0%    284,929,223
              OTHER ASSETS AND
                LIABILITIES-- NET.......    1.0      2,909,325
              NET ASSETS................ 100.0%   $287,838,548

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

(Pine cone logo appears here)

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 April 30, 1997

                                          (Keystone Strategic logo appears here)
                              (Evergreen U.S. Government Fund logo appears here)


                                                                                                   STRATEGIC             U.S.
                                                                                                     INCOME          GOVERNMENT
                                                                                                       FUND              FUND
ASSETS
  Investments at market value (identified cost-- $192,568,506 and $294,256,266, respectively)...   $186,554,866      $284,929,223
  Cash..........................................................................................          8,446                 0
  Foreign currency (Cost $18,926)...............................................................         18,849                 0
  Receivable for investments sold...............................................................      4,615,523                 0
  Interest receivable...........................................................................      3,704,541         4,284,712
  Receivable for Fund shares sold...............................................................        645,220             7,886
  Unrealized appreciation on forward foreign currency exchange contracts........................         45,670                 0
  Prepaid expenses and other assets.............................................................        102,461            50,600
      Total assets..............................................................................    195,695,576       289,272,421
LIABILITIES
  Payable for investments purchased.............................................................      1,118,125                 0
  Payable for Fund shares redeemed..............................................................        638,306           614,697
  Distributions to shareholders.................................................................        552,765           490,615
  Payable for closed forward foreign currency exchange contracts................................        117,809                 0
  Distribution fee payable......................................................................         90,789           122,335
  Due to related parties........................................................................          8,818           124,765
  Accrued expenses and other liabilities........................................................         58,613            81,461
      Total liabilities.........................................................................      2,585,225         1,433,873
NET ASSETS......................................................................................   $193,110,351      $287,838,548
Net assets represented by
  Paid-in capital...............................................................................   $264,572,334      $314,822,329
  Undistributed net investment income (accumulated distributions in excess of net investment
    income).....................................................................................       (576,398)              207
  Accumulated net realized loss on investments and foreign currency related transactions........    (64,835,778)      (17,656,945)
  Net unrealized depreciation on investments and foreign currency related transactions..........     (6,049,807)       (9,327,043)
      TOTAL NET ASSETS..........................................................................   $193,110,351      $287,838,548
Net assets consist of
  Class A.......................................................................................   $ 58,725,075      $ 17,912,899
  Class B.......................................................................................    110,081,672       142,371,185
  Class C.......................................................................................     24,303,597           455,150
  Class Y.......................................................................................              7       127,099,314
                                                                                                   $193,110,351      $287,838,548
SHARES OUTSTANDING
  Class A.......................................................................................      8,613,751         1,907,838
  Class B.......................................................................................     16,071,930        15,164,185
  Class C.......................................................................................      3,552,632            48,478
  Class Y.......................................................................................              1        13,537,374
NET ASSET VALUE PER SHARE
  Class A.......................................................................................   $       6.82      $       9.39
  Class A-- Offering price (based on sales charge of 4.75%).....................................   $       7.16      $       9.86
  Class B.......................................................................................   $       6.85      $       9.39
  Class C.......................................................................................   $       6.84      $       9.39
  Class Y.......................................................................................   $       6.65      $       9.39

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

                            STATEMENTS OF OPERATIONS
                          Periods Ended April 30, 1997

                                          (Keystone Strategic logo appears here)
                              (Evergreen U.S. Government Fund logo appears here)



                                                                                                       FUND*           FUND**
INVESTMENT INCOME
  Interest (Net of foreign withholding taxes of $58,603 and $0, respectively)....................   $13,515,590      $19,078,615
  Other income...................................................................................        23,475               0
                                                                                                     13,539,065      19,078,615
EXPENSES
  Distribution Plan expenses.....................................................................     1,213,672       1,346,462
  Management fee.................................................................................     1,017,082       1,258,319
  Transfer agent fees............................................................................       398,950         185,488
  Custodian fees.................................................................................       119,727          95,205
  Administrative services fees...................................................................        23,600         108,936
  Professional fees..............................................................................        38,029          16,553
  Trustees' fees and expenses....................................................................        27,497           5,756
  Other..........................................................................................        25,850         163,314
    Total expenses...............................................................................     2,864,407       3,180,033
  Less: Indirectly paid expenses.................................................................       (25,507)           (108 )
    Net expenses.................................................................................     2,838,900       3,179,925
  NET INVESTMENT INCOME..........................................................................    10,700,165      15,898,690
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
  Realized gain (loss) on:
    Investments..................................................................................     6,552,327      (3,340,851 )
    Foreign currency related transactions........................................................    (1,090,050)              0
  Net realized gain (loss) on investments and foreign currency related transactions..............     5,462,277      (3,340,851 )
  Net change in unrealized appreciation (depreciation) on:
    Investments..................................................................................    (2,851,665)      2,370,773
    Foreign currency related transactions........................................................       153,110               0
  Net change in unrealized appreciation (depreciation) on investments and foreign currency
    related transactions.........................................................................    (2,698,555)      2,370,773
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED
    TRANSACTIONS.................................................................................     2,763,722        (970,078 )
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................................   $13,463,887      $14,928,612

 * Nine months ended April 30, 1997. During the period, the Strategic Income Fund changed its fiscal year end from July 31 to April 30.
** Ten months ended April 30, 1997. During the period, the U.S. Government Fund changed its fiscal year end from June 30 to April 30.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

                            STATEMENTS OF OPERATIONS


                                          (Keystone Strategic logo appears here)
                              (Evergreen U.S. Government Fund logo appears here)


                                                                                                     STRATEGIC          U.S.
                                                                                                      INCOME         GOVERNMENT
                                                                                                       FUND*           FUND**
INVESTMENT INCOME
  Interest (Net of foreign withholding taxes of $48,566 and $0, respectively)....................   $23,880,913      $22,884,665
  Other income...................................................................................       133,017               0
                                                                                                     24,013,930      22,884,665
EXPENSES
  Distribution Plan expenses.....................................................................     1,972,005       1,891,240
  Management fee.................................................................................     1,663,669       1,507,281
  Transfer agent fees............................................................................       655,455         215,204
  Custodian fees.................................................................................       173,082         138,256
  Administrative services fees...................................................................        24,365         159,046
  Professional fees..............................................................................        54,863          45,212
  Trustees' fees and expenses....................................................................        30,556           7,532
  Other..........................................................................................       140,311         154,406
    Total expenses...............................................................................     4,714,306       4,118,177
  Less: Indirectly paid expenses.................................................................       (37,066)              0
    Net expenses.................................................................................     4,677,240       4,118,177
  NET INVESTMENT INCOME..........................................................................    19,336,690      18,766,488
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
  Realized loss on:
    Investments..................................................................................    (2,858,545)     (3,731,984 )
    Foreign currency related transactions........................................................    (1,073,293)              0
  Net realized loss on investments and foreign currency related transactions.....................    (3,931,838)     (3,731,984 )
  Net change in unrealized appreciation (depreciation) on:
    Investments..................................................................................       (48,177)     (3,860,415 )
    Foreign currency related transactions........................................................       295,422               0
  Net change in unrealized appreciation (depreciation) on investments and foreign currency
    related transactions.........................................................................       247,245      (3,860,415 )
  NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS......    (3,684,593)     (7,592,399 )
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................................   $15,652,097      $11,174,089

 * Year ended July 31, 1996.
** Year ended June 30, 1996.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

                      STATEMENTS OF CHANGES IN NET ASSETS
                          Periods Ended April 30, 1997


                                          (Keystone Strategic logo appears here)
                              (Evergreen U.S. Government Fund logo appears here)



                                                                                                    STRATEGIC            U.S.
                                                                                                      INCOME          GOVERNMENT
                                                                                                      FUND*             FUND**
OPERATIONS
  Net investment income.........................................................................   $ 10,700,165      $ 15,898,690
  Net realized gain (loss) on investments and foreign currency related transactions.............      5,462,277        (3,340,851)
  Net change in unrealized appreciation (depreciation) on investments and foreign currency
    related transactions........................................................................     (2,698,555)        2,370,773
    Net increase in net assets resulting from operations........................................     13,463,887        14,928,612
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A.....................................................................................     (3,484,550)       (1,050,495)
    Class B.....................................................................................     (5,810,734)       (7,610,760)
    Class C.....................................................................................     (1,404,882)          (35,021)
    Class Y.....................................................................................              0        (7,202,207)
  In excess of net investment income:
    Class A.....................................................................................       (256,701)                0
    Class B.....................................................................................       (428,067)                0
    Class C.....................................................................................       (103,495)                0
    Total distributions to shareholders.........................................................    (11,488,429)      (15,898,483)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold.....................................................................     25,911,778        26,211,170
  Proceeds from reinvestment of distributions...................................................      6,009,396        10,717,216
  Payment for shares redeemed...................................................................    (64,109,043)      (56,670,711)
    Net decrease in net assets resulting from capital share transactions........................    (32,187,869)      (19,742,325)
      Total decrease in net assets..............................................................    (30,212,411)      (20,712,196)
NET ASSETS
  Beginning of period...........................................................................    223,322,762       308,550,744
  END OF PERIOD.................................................................................   $193,110,351      $287,838,548
Undistributed net investment income (accumulated distributions in excess of net investment
  income).......................................................................................   $   (576,398)     $        207

 * Nine months ended April 30, 1997. During the period, the Strategic Income Fund changed its fiscal year end from July 31 to April 30.
** Ten months ended April 30, 1997. During the period, the U.S. Government Fund changed its fiscal year end from June 30 to April 30.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

                      STATEMENTS OF CHANGES IN NET ASSETS


                                          (Keystone Strategic logo appears here)
                              (Evergreen U.S. Government Fund logo appears here)



                                                                     STRATEGIC INCOME FUND              U.S. GOVERNMENT FUND
                                                                                                   YEAR ENDED     SIX MONTHS ENDED
                                                                      YEAR ENDED JULY 31,           JUNE 30,          JUNE 30,
                                                                      1996            1995            1996             1995*
OPERATIONS
  Net investment income........................................   $ 19,336,690    $ 25,856,250    $ 18,766,488      $  7,438,980
  Net realized loss on investments, closed futures contracts
    and foreign currency related transactions..................     (3,931,838)    (38,021,996)     (3,731,984)       (2,084,111)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency related transactions......        247,245      17,203,692      (3,860,415)       16,345,873
    Net increase in net assets resulting from operations.......     15,652,097       5,037,946      11,174,089        21,700,742
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A....................................................     (5,945,153)     (8,015,693)     (1,406,673)         (794,337)
    Class B....................................................     (9,706,657)    (12,000,626)    (10,727,964)       (6,054,489)
    Class C....................................................     (2,690,979)     (3,983,775)        (28,511)          (10,127)
    Class Y....................................................              0               0      (6,603,340)         (580,027)
  In excess of net investment income:
    Class A....................................................              0        (385,252)              0                 0
    Class B....................................................              0        (576,777)              0                 0
    Class C....................................................              0        (191,469)              0                 0
  Tax basis return of capital:
    Class A....................................................       (564,217)       (199,090)              0                 0
    Class B....................................................       (921,197)       (298,065)              0                 0
    Class C....................................................       (255,384)        (98,947)              0                 0
    Total distributions to shareholders........................    (20,083,587)    (25,749,694)    (18,766,488)       (7,438,980)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold....................................     28,128,495      57,203,658     138,179,343         8,321,751
  Proceeds from shares issued in acquisition of Evergreen U.S.
    Government Securities Fund.................................              0               0       5,739,713                 0
  Proceeds from reinvestment of distributions..................     10,567,921      13,886,209      11,871,813         3,745,065
  Payment for shares redeemed..................................    (92,224,304)    (96,370,777)    (71,866,685)      (29,247,163)
    Net increase (decrease) in net assets resulting from
      capital share transactions...............................    (53,527,888)    (25,280,910)     83,924,184       (17,180,347)
      Total increase (decrease) in net assets..................    (57,959,378)    (45,992,658)     76,331,785        (2,918,585)
NET ASSETS
  Beginning of period..........................................    281,282,140     327,274,798     232,218,959       235,137,544
  END OF PERIOD................................................   $223,322,762    $281,282,140    $308,550,744      $232,218,959
Undistributed net investment income (accumulated distributions
  in excess of net investment income)..........................   $ (1,169,996)   $ (1,023,303)   $          0      $          0

* The U.S. Government Fund changed its fiscal year end from December 31 to June 30.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

                                                   (Pine cone logo appears here)

                     COMBINED NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Evergreen Keystone Long Term Bond Funds consist of Keystone Strategic Income Fund ("Strategic Income Fund") and Evergreen U.S. Government Fund ("U.S. Government Fund") both of which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end investment management companies. Keystone Strategic Income Fund and Evergreen U.S. Government Fund, a separate series of Evergreen Investment Trust, are collectively known as the "Funds".

Keystone Investment Management Company ("Keystone") is the Investment Adviser and Manager of the Strategic Income Fund. Keystone is a subsidiary of First Union Keystone, Inc. First Union Keystone, Inc. is a wholly-owned subsidiary of First Union National Bank of North Carolina which in turn is a wholly-owned subsidiary of First Union Corporation ("First Union"). First Union is the Investment Adviser for the U.S. Government Fund. Each Fund offers several classes of shares. The investment objective of Strategic Income is to seek high current income from high yield, foreign and U.S. government or agency obligations. The investment objective of the U.S. Government Fund is to achieve a high level of current income consistent with stability of principal from U.S. government or agency obligations.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. VALUATION OF SECURITIES
U.S. government obligations held by the Funds are valued at the mean between the over-the-counter bid and asked prices. Corporate bonds, other fixed income securities, mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Boards of Trustees.

Short term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short term investments with greater than 60 days to maturity are valued at market value.

B. REPURCHASE AGREEMENTS
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Strategic Income Fund, along with certain other funds managed by Keystone, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

C. REVERSE REPURCHASE AGREEMENTS
The Strategic Income Fund may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing liquid assets having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. FOREIGN CURRENCY
The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain
(loss) on foreign currency related transactions.

E. FUTURES CONTRACTS
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

                                EVERGREEN KEYSTONE

(Pine cone logo appears here)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Strategic Income Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

G. SECURITY TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts.

H. FEDERAL INCOME TAXES
The Funds have qualified and intend to qualify in the future as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds are relieved of any federal income tax liability by distributing all of their net taxable investment income and net taxable capital gains, if any, to their shareholders. The Funds also intend to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

I. DISTRIBUTIONS
Distributions from net investment income for the Strategic Income Fund are declared and paid monthly. Distributions from net investment income for the U.S. Government Fund are declared daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for foreign currency related transactions.

J. CLASS ALLOCATIONS
Class A shares are offered at a public offering price which includes a maximum sales charge of 4.75% payable at the time of purchase.

Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion features.

Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase.

Class Y shares are available without a front-end sales charge or contingent deferred sales charge only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

                                EVERGREEN KEYSTONE

                                                  (Pine cone logo appears here)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. CAPITAL SHARE TRANSACTIONS

The Strategic Income Fund has an unlimited number of shares of beneficial interest with no par value authorized. The U.S. Government Fund has an unlimited number of shares of beneficial interest with a par value of $0.0001 authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Funds were as follows:

STRATEGIC INCOME FUND

                                                      NINE MONTHS
                                                         ENDED                    YEAR ENDED                  YEAR ENDED
                                                    APRIL 30, 1997               JULY 31, 1996               JULY 31, 1995
                                                 SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
CLASS A
Shares sold.................................      722,925   $  5,021,195      862,737   $  5,908,665    1,476,748   $ 10,254,533
Shares issued in reinvestment of
  distributions.............................      280,932      1,940,819      493,925      3,365,004      630,245      4,322,219
Shares redeemed.............................   (2,450,268)   (16,920,382)  (3,779,494)   (25,781,907)  (3,933,229)   (27,229,543)
Net decrease................................   (1,446,411)  $ (9,958,368)  (2,422,832)  $(16,508,238)  (1,826,236)  $(12,652,791)
CLASS B
Shares sold.................................    2,590,485   $ 18,030,379    2,657,436   $ 18,284,154    4,868,980   $ 34,092,723
Shares issued in reinvestment of
  distributions.............................      448,617      3,114,373      781,880      5,354,257      989,682      6,821,317
Shares redeemed.............................   (5,099,176)   (35,510,240)  (6,840,568)   (46,918,273)  (6,393,919)   (44,185,075)
Net decrease................................   (2,060,074)  $(14,365,488)  (3,401,252)  $(23,279,862)    (535,257)  $ (3,271,035)
CLASS C
Shares sold.................................      413,449   $  2,860,197      573,201   $  3,935,676    1,847,558   $ 12,856,402
Shares issued in reinvestment of
  distributions.............................      137,625        954,204      270,184      1,848,660      397,992      2,742,673
Shares redeemed.............................   (1,679,415)   (11,678,421)  (2,845,554)   (19,524,124)  (3,594,976)   (24,956,159)
Net decrease................................   (1,128,341)  $ (7,864,020)  (2,002,169)  $(13,739,788)  (1,349,426)  $ (9,357,084)

                                                       JANUARY 13, 1997
                                                       (COMMENCEMENT OF
                                                       CLASS OPERATIONS)
                                                              TO
                                                        APRIL 30, 1997
                                                     SHARES        AMOUNT
CLASS Y
Shares sold.....................................            1             $7
Shares issued in reinvestment of
  distributions................................         --             --
Shares redeemed................................         --             --
Net increase...................................          1             $7
Total net decrease resulting from Fund share
  transactions................................ .(4,634,825)  $(32,187,869)  (7,826,253)  $(53,527,888)  (3,710,919)  $(25,280,910)

                                EVERGREEN KEYSTONE

(Pine cone logo appears here)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

U.S. GOVERNMENT FUND
                                                         TEN MONTHS                                              SIX MONTHS
                                                            ENDED                    YEAR ENDED                     ENDED
                                                       APRIL 30, 1997               JUNE 30, 1996               JUNE 30, 1995
                                                    SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
CLASS A
Shares sold....................................      294,513   $  2,785,151      786,564   $  7,560,325      129,542   $  1,230,340
Shares issued in reinvestment of
  distributions................................       60,924        575,792       78,565        755,991       38,627        363,779
Shares redeemed................................     (606,651)    (5,738,805)  (1,032,918)    (9,892,163)    (455,148)    (4,253,390)
Net decrease...................................     (251,214)  $ (2,377,862)    (167,789)  $ (1,575,847)    (286,979)  $ (2,659,271)
CLASS B
Shares sold....................................      776,060   $  7,347,686    1,702,353   $ 16,401,640      361,937   $  3,402,126
Shares issued in reinvestment of
  distributions................................      394,931      3,733,484      533,686      5,138,748      310,078      2,918,499
Shares redeemed................................   (3,621,913)   (34,238,311)  (4,576,583)   (43,960,576)  (2,281,908)   (21,266,740)
Net decrease...................................   (2,450,922)  $(23,157,141)  (2,340,544)  $(22,420,188)  (1,609,893)  $(14,946,115)
CLASS C
Shares sold....................................       28,184   $    265,064       43,395   $    420,990       21,067   $    197,099
Shares issued in reinvestment of
  distributions................................        1,432         13,539        1,437         13,783          377          3,563
Shares redeemed................................      (50,056)      (470,176)     (12,168)      (117,297)     (14,514)      (136,177)
Net increase (decrease)........................      (20,440)  $   (191,573)      32,664   $    317,476        6,930   $     64,485
CLASS Y
Shares sold....................................    1,675,475   $ 15,813,269   11,801,163   $113,796,388      370,297   $  3,492,186
Shares issued in Acquisition of Evergreen U.S.
  Government Securities Fund (Note 7)..........           --             --      590,505      5,739,713           --             --
Shares issued in reinvestment of
  distributions................................      676,410      6,394,401      620,463      5,963,291       48,784        459,225
Shares redeemed................................   (1,715,716)   (16,223,419)  (1,866,525)   (17,896,649)    (383,032)    (3,590,857)
Net increase...................................      636,169   $  5,984,251   11,145,606   $107,602,743       36,049   $    360,554
Total net increase (decrease) resulting from
  Fund share transactions......................   (2,086,407)  $(19,742,325)   8,669,937   $ 83,924,184   (1,853,893)  $(17,180,347)

                                EVERGREEN KEYSTONE

                                                  (Pine cone logo appears here)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short term securities) were as follows for the period ended April 30, 1997:

                                                                             COST OF         PROCEEDS
                                                                            PURCHASES       FROM SALES
Strategic Income Fund*..................................................   $175,425,523    $220,805,535
U.S. Government Fund**..................................................     34,081,380      37,955,747

         * For the nine months ended April 30, 1997.
        ** For the ten months ended April 30, 1997.

The average daily balance of reverse repurchase agreements outstanding for the Strategic Income Fund during the nine months ended April 30, 1997 was approximately $4,984,000 at a weighted average interest rate of 4.98%. The maximum amount of borrowing during the nine months ended April 30, 1997 for Strategic Income Fund was $9,907,597 (including accrued interest). There were no reverse repurchase agreements outstanding at April 30, 1997.

On April 30, 1997, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal tax purposes was as follows:

                                                          TAX                                               NET UNREALIZED
                                                          COST        APPRECIATION    DEPRECIATION    APPRECIATION (DEPRECIATION)
Strategic Income Fund..............................   $193,176,646     $2,988,581      $9,610,361             ($6,621,780)
U.S. Government Fund...............................    294,256,266        565,635       9,892,678              (9,327,043)

As of April 30, 1997, the Funds had capital loss carryovers for federal income tax purposes as follows:

                                                                               EXPIRATION
                                      1999         2000           2001           2002          2003          2004           2005
Strategic Income Fund.............   $28,000    $11,547,000    $12,170,000            --    $5,288,000    $35,072,000            --
U.S. Government Fund..............        --             --      1,978,000    $6,521,000            --      2,973,000    $3,134,000

4. DISTRIBUTION PLANS

Each Fund bears some of the costs of selling its shares under Distribution Plans adopted for its Class A, B and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plans, each Fund pays its principal underwriter amounts which are calculated and paid monthly.

On December 11, 1996, the Strategic Income Fund entered into a principal underwriting agreement with Evergreen Keystone Distributor, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS"). Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (formerly, Keystone Investment Distributors Company) ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Strategic Income Fund's principal underwriter. EKD also serves as the principal underwriter for the U.S. Government Fund.

The Class A Distribution Plans of the Funds provide for expenditures, which are currently limited to 0.25% annually of the average daily net assets of the Class A shares, to pay expenses related to the distribution of Class A shares.

Pursuant to each Fund's Class B and Class C Distribution Plans, each Fund pays a distribution fee which may not exceed 1.00% annually of the average daily net assets of Class B and Class C shares, respectively. Of that amount, 0.75% is used to pay distribution expenses and 0.25% is used to pay service fees.

During the period ended April 30, 1997, amounts paid to EKD and/or EKIS pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                              CLASS A      CLASS B      CLASS C
Strategic Income Fund......................   $112,916    $  885,405    $215,351
U.S. Government Fund.......................     39,780     1,300,696       5,986

Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services which had been provided while the Distribution Plan was in effect.

EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

                                EVERGREEN KEYSTONE

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               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At April 30, 1997, total unpaid distribution costs for the Strategic Income Fund were $11,424,582 for Class B and $5,014,549 for Class C.

EKD has advised the Funds that it has retained the following amounts from front-end sales charges resulting from the sales of Class A shares during the period ended April 30, 1997 of $9,140 and $32,391 for the Strategic Income Fund and the U.S. Government Fund, respectively.

Contingent deferred sales charges paid by redeeming shareholders are paid to EKD or its predecessor.

5. INVESTMENT MANAGEMENT AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Under the terms of an Investment Advisory Agreement dated December 11, 1996, Keystone provides investment management and administrative services to the Strategic Income Fund. In return, Keystone is paid a management fee that is computed daily and paid monthly. The management fee is computed at an annual rate of 2.00% of Strategic Income Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining to 0.25% per annum as net assets increase, to the average daily net asset value of the Fund. First Union serves as the Investment Adviser to the U.S. Government Fund and is paid a management fee that is computed daily and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets.

For the U.S. Government Fund, EKIS, a subsidiary of First Union, is the administrator. Prior to March 11, 1997, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly-owned subsidiary of First Union, was the administrator. Furman Selz LLC ("Furman Selz") was the sub-administrator through December 31, 1996. Effective January 1, 1997, BISYS acquired Furman Selz' mutual fund unit and accordingly BISYS became sub-administrator. The administrator and sub-administrator for each Fund are entitled to an annual fee based on the average daily net assets of the funds administered by EKIS for which First Union or its investment advisory subsidiaries is also the investment advisor. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of the Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to .004% as net assets increase, to the average daily net asset value of the Fund.

During the period ended April 30, 1997, the Strategic Income Fund and U.S. Government Fund paid or accrued to EKIS $23,600 and $90,757, respectively, for certain accounting services.

Evergreen Keystone Service Company (formerly, Keystone Investor Resource Center, Inc.), ("EKSC") a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for the Strategic Income Fund. Effective May 5, 1997, EKSC also began providing transfer and dividend disbursing agent services for the U.S. Government Fund that were formerly provided by State Street Bank and Trust Company ("State Street"). For certain accounts, First Union had been sub-contracted by State Street to maintain shareholder sub-account records, take fund purchase and redemption orders and answer inquiries. For each account, First Union is entitled a fee which in aggregate totaled $44,946 for the ten months ended April 30, 1997.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

ORGANIZATIONAL EXPENSES-- U.S. Government's organizational expenses were borne initially by a prior administrator. As a result of the change in the administration agreement, First Union purchased the remaining unreimbursed initial organizational expenses from the prior administrator. U.S. Government will reimburse First Union during the five-year period following its commencement of operations. Pursuant to these arrangements, as of and for the ten months ended April 30, 1997, U.S. Government has paid and has a remaining liability of $22,819 and $5,566, respectively.

6. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets. The custody fees incurred, credits received and net custody expenses for the Funds are as follows for the period ended April 30, 1997:

                                                      CUSTODY      CREDIT       NET
                                                        FEES      RECEIVED      FEE
Strategic Income Fund..............................   $119,727    $25,507     $94,220
U.S. Government Fund...............................     95,205        108      95,097

                                EVERGREEN KEYSTONE

                                                 (Pine cone logo appears here)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. ACQUISITIONS

Effective at the close of business on July 7, 1995, U.S. Government Fund acquired substantially all of the assets of Evergreen U.S. Government Securities Fund through the issuance of 590,505 of its Class Y shares in exchange for Evergreen U.S. Government Securities Fund's net assets valued at $5,739,713. The aggregate net assets immediately after the acquisition was $233,475,732. The acquired net assets, in this non-taxable transaction, consisted primarily of portfolio securities with unrealized appreciation of $24,133.

8. DEFERRED TRUSTEES' FEES

Each Trustee of the U.S. Government Fund may defer any or all compensation related to performance of duties as a Trustee. Each Trustee's deferred balances are allocated to deferral accounts which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Keystone Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years, at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of April 30, 1997, the value of the Trustees' deferral account was $9,648 for the U.S. Government Fund.

9. FINANCING AGREEMENT

Prior to October 31, 1996, a financing agreement was in place with all of the Evergreen Funds and State Street. Under this agreement, State Street provided an unsecured line of credit facility, in the aggregate amount of $100 million ($50 million committed and $50 million uncommitted), to be accessed by the Evergreen Funds for temporary or emergency purposes only and is subject to each participating Fund's borrowing restrictions. Effective October 31, 1996, a new financing agreement was put in place with all of the Evergreen Funds and State Street, Societe Generale and ABN Amro Bank N.V. (collectively, the "Banks"). Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly between the Banks. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. During the period ended April 30, 1997, the U.S. Government Fund had no borrowings outstanding.

                                EVERGREEN KEYSTONE

(Pine cone logo appears here)

                          INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
  Keystone Strategic Income Fund
  Evergreen Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Evergreen Keystone Long Term Bond Funds listed below as of April 30, 1997, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the years or periods listed below:

    KEYSTONE STRATEGIC INCOME FUND-- statements of operations for the nine months ended April 30, 1997 and the year ended July 31, 1996, statements of changes in net assets for the nine months ended April 30, 1997 and for each of the years in the two-year period ended July 31, 1996, and financial highlights for the nine months ended April 30, 1997, each of the years in the nine-year period ended July 31, 1996 and the period from February 13, 1987 (commencement of operations) to July 31, 1987.

    EVERGREEN U.S. GOVERNMENT FUND (ONE OF THE PORTFOLIOS CONSTITUTING EVERGREEN INVESTMENT TRUST)-- statements of operations for the ten months ended April 30, 1997 and the year ended June 30, 1996, statements of changes in net assets for the ten months ended April 30, 1997, for the year ended June 30, 1996 and for the six months ended June 30, 1995, and the financial highlights for the ten months ended April 30, 1997, the year ended June 30, 1996, the six months ended June 30, 1995, the year ended December 31, 1994 and the period from January 11, 1993 (commencement of operations) to December 31, 1993.

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Strategic Income Fund and Evergreen U.S. Government Fund as of April 30, 1997, the results of their operations for the years or periods then ended, and the changes in their net assets and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

Boston, Massachusetts              KPMG Peat Marwick LLP
May 30, 1997

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

                                                 (Pine cone logo appears here)

                      (This Page Left Blank Intentionally)

This report was prepared primarily for the information of fund shareholders. It is authorized for distribution if preceded or accompanied by each fund's current prospectus. The prospectus contains important information about each fund, including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone Funds, contact your financial adviser or call Evergreen Keystone.


                         NOT
                         FDIC        May lose value
                         INSURED     No bank guarantee

                      Evergreen Keystone Distributor, Inc.

   Evergreen Keystone(SM) is a Service Mark of Evergreen Keystone Investment Services, Inc. Copyright 1997.

                                                                         541075
59425                                                                      6/97

                             EVERGREEN KEYSTONE FUNDS
                   EVERGREEN KEYSTONE INVESTMENT SERVICES, INC.
                               200 Berkeley Street
                              Boston, MA 02116-5034

Securities and Exchange Commission
Juciciary Plaza
450 Fifth Street, NW
Washington, D.C.


Attn: File Room

Re: The Keystone Strategic Income Fund
    File No. 811-4947
    CIK# 0000808330
    CCC# azz*ud8s

    The Evergreen Investment Trust (Evergreen U.S. Government Fund) File No. 811-4154
    CIK# 0000757440
    CCC# 4apyfsr*


Commissioners:

Please be advised that the Annual Report for the above referenced Fund(s) were submitted to your office on June 30, 1997, via electronic transmission (EDGAR).

Any questions or comments about this document should be directed to the undersigned at (617) 210-3570.


                                    Very Truly Yours,


                                    /s/ Doug Miller
                                    Doug Miller
                                    Assistant Vice President